Exhibit 24.1
POWER OF ATTORNEY
OFFICERS AND DIRECTORS OF
ADVANCED DRAINAGE SYSTEMS, INC.
Each person whose signature appears below hereby constitutes and appoints Scott A. Cottrill, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more Registration Statements on Form S-8 of Advanced Drainage Systems, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on August 3, 2022.

Signature	Title

/s/ D. Scott Barbour	Director, President and Chief Executive Officer (Principal Executive Officer)
D. Scott Barbour

/s/ Scott A. Cottrill	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial Officer)
Scott A. Cottrill

/s/ Tim A. Makowski	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)
Tim A. Makowski

/s/ Anesa T. Chaibi	Director
Anesa T. Chaibi

/s/ Michael B. Coleman	Director
Michael B. Coleman

/s/ Robert M. Eversole	Director
Robert M. Eversole

/s/ Alexander R. Fischer	Director
Alexander R. Fischer

/s/ Tanya Fratto	Director
Tanya Fratto

/s/ Kelly S. Gast	Director
Kelly S. Gast

/s/ M.A. (Mark) Haney	Director
M.A. (Mark) Haney

/s/ Ross M. Jones	Director
Ross M. Jones

/s/ Carl A. Nelson, Jr.	Director
Carl A. Nelson, Jr.

/s/ Manuel J. Perez de la Mesa	Director
Manuel J. Perez de la Mesa

/s/ Anil Seetharam	Director
Anil Seetharam